Regulatory Requirements	12 Months Ended
Dec. 31, 2012
Regulatory Requirements
24.	Regulatory Requirements

CSC is a savings and loan holding company and Schwab Bank, CSC’s depository institution subsidiary, is a federal savings bank. CSC is subject to supervision and regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) and Schwab Bank is subject to supervision and regulation by the Office of the Comptroller of the Currency (the OCC). CSC is currently not subject to specific statutory capital requirements, however CSC is required to serve as a source of strength for Schwab Bank. Under the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” CSC will be subject to new minimum leverage and minimum risk-based capital ratio requirements that will be set by the Federal Reserve that are at least as stringent as the current requirements generally applicable to insured depository institutions.

Schwab Bank is subject to regulation and supervision and to various requirements and restrictions under federal and state laws, including regulatory capital guidelines. Among other things, these requirements also restrict and govern the terms of affiliate transactions, such as extensions of credit and repayment of loans between Schwab Bank and CSC or CSC’s other subsidiaries. In addition, Schwab Bank is required to provide notice to and may be required to obtain approval of the OCC and the Federal Reserve to declare dividends to CSC. The federal banking agencies have broad powers to enforce these regulations, including the power to terminate deposit insurance, impose substantial fines and other civil and criminal penalties, and appoint a conservator or receiver. Under the Federal Deposit Insurance Act, Schwab Bank could be subject to restrictive actions if it were to fall within one of the lowest three of five capital categories. Schwab Bank is required to maintain minimum capital levels as specified in federal banking laws and regulations. Failure to meet the minimum levels could result in certain mandatory, and possibly additional discretionary actions by the regulators that, if undertaken, could have a direct material effect on Schwab Bank. At December 31, 2012, CSC and Schwab Bank met the capital level requirements.

The regulatory capital and ratios for Schwab Bank are as follows:

			Minimum Capital		Minimum to be
	Actual		Requirement		Well Capitalized

	Amount	Ratio	Amount	Ratio	Amount	Ratio

December 31, 2012
Tier 1 Risk-Based Capital	$5,707	20.0%	$1,139	4.0%	$1,709	6.0%
Total Risk-Based Capital	$5,760	20.2%	$2,279	8.0%	$2,848	10.0%
Tier 1 Leverage	$5,707	6.7%	$3,412	4.0%	$4,266	5.0%
Tangible Equity	$5,707	6.7%	$1,706	2.0%	N/A

December 31, 2011
Tier 1 Risk-Based Capital	$4,984	23.4%	$850	4.0%	$1,276	6.0%
Total Risk-Based Capital	$5,036	23.7%	$1,701	8.0%	$2,126	10.0%
Tier 1 Leverage	$4,984	7.5%	$2,642	4.0%	$3,302	5.0%
Tangible Equity	$4,984	7.5%	$1,321	2.0%	N/A

N/A Not applicable.

Based on its regulatory capital ratios at December 31, 2012 and 2011, Schwab Bank is considered well capitalized (the highest category) pursuant to banking regulatory guidelines. There are no conditions or events since December 31, 2012, that management believes have changed Schwab Bank’s capital category.

The Federal Reserve requires Schwab Bank to maintain reserve balances at the Federal Reserve Bank based on certain deposit levels. Schwab Bank’s average reserve requirement was $1.1 billion in both 2012 and 2011.

CSC’s principal U.S. broker-dealers are Schwab and optionsXpress, Inc. optionsXpress, Inc. is a wholly-owned subsidiary of optionsXpress. Schwab and optionsXpress, Inc. are both subject to Rule 15c3-1 under the Securities Exchange Act of 1934 (the Uniform Net Capital Rule). Schwab and optionsXpress, Inc. compute net capital under the alternative method permitted by the Uniform Net Capital Rule. This method requires the maintenance of minimum net capital, as defined, of the greater of 2% of aggregate debit balances arising from client transactions or a minimum dollar requirement ($250,000 for Schwab), which is based on the type of business conducted by the broker-dealer. Under the alternative method, a broker-dealer may not repay subordinated borrowings, pay cash dividends, or make any unsecured advances or loans to its parent company or employees if such payment would result in a net capital amount of less than 5% of aggregate debit balances or less than 120% of its minimum dollar requirement.

optionsXpress, Inc. is also subject to Commodity Futures Trading Commission Regulation 1.17 (Reg. 1.17) under the Commodity Exchange Act, which also requires the maintenance of minimum net capital. optionsXpress, Inc., as a futures commission merchant, is required to maintain minimum net capital equal to the greater of its net capital requirement under Reg. 1.17 ($1 million), or the sum of 8% of the total risk margin requirements for all positions carried in client accounts and 8% of the total risk margin requirements for all positions carried in non-client accounts (as defined in Reg. 1.17).

Net capital and net capital requirements for Schwab and optionsXpress, Inc. at December 31, 2012, are as follows:

	Net Capital	% of Aggregate Debit Balances	Minimum Net Capital Required	2% of Aggregate Debit Balances	Net Capital in Excess of Required Net Capital	Net Capital in Excess of 5% of Aggregate Debit Balances

Schwab	$1,365	9%	$0.250	$297	$1,068	$623
optionsXpress, Inc.	$87	40%	$1	$5	$82	$76

Schwab and optionsXpress, Inc. are also subject to Rule 15c3-3 under the Securities Exchange Act of 1934 and/or other applicable regulations, which require them to maintain cash or qualified securities in a segregated reserve account for the exclusive benefit of clients. In accordance with Rule 15c3-3, Schwab and optionsXpress, Inc. had portions of their cash and investments segregated for the exclusive benefit of clients at December 31, 2012. Amounts included in cash and investments segregated and on deposit for regulatory purposes represent actual balances on deposit, whereas cash and investments required to be segregated and on deposit for regulatory purposes at December 31, 2012 for Schwab and optionsXpress, Inc. totaled $29.2 billion. On January 3, 2013, Schwab and optionsXpress, Inc. deposited a net amount of $1.2 billion of cash into their segregated reserve bank accounts. Cash and investments required to be segregated and on deposit for regulatory purposes at December 31, 2011 for Schwab and optionsXpress, Inc. totaled $26.3 billion. On January 4, 2012, Schwab and optionsXpress, Inc. deposited a net amount of $1.1 billion of cash into their segregated reserve bank accounts.